Exhibit 10.11



        AMENDMENT TO MASTER AGREEMENT FOR PURCHASE OF INSURANCE POLICIES

THIS AMENDMENT TO AGREEMENT FOR PURCHASE OF INSURANCE POLICIES (the "Amendment") is dated as of November 12, 1996, by and between Dignity Partners, Inc., a Delaware corporation (the "Seller"), with an office at 917 Tahoe Boulevard, Suite 204A, P.O. Box 8819, Incline Village, NV 89452, Mutual Benefits Corp., a Florida corporation (the "Purchaser"), with an office at 2881 E. Oakland Park Boulevard, Suite 200, Fort Lauderdale, FL 33306 and Brinkley, McNerney, Morgan, Solomon & Tatum LLP ("Escrow Agent").

WHEREAS,  Purchaser  and Seller  desire to extend  the time  period set forth in
Section 1(c) of the Agreement.

NOW  THEREFORE,   in  consideration  of  the  mutual  covenants  and  agreements hereinafter set forth, the parties hereby agree as follows:

     1. Section 1(b) of the Agreement is hereby amended in its entirety to read as follows:

     (b) On or before September 23, 1996, the Seller shall provide to the Purchaser copies of all policies or handbooks, if available, medical records and blank assignment and beneficiary forms to be used in naming Purchaser or its designee as assignee or owner and beneficiary, or both if applicable, and shall use reasonable efforts to cause Medical Escrow Society to provide to Purchaser updated verifications of coverage. At or before the Closing Date (as hereinafter defined) Seller shall provide Purchaser all "Closing Documents." "Closing Documents" shall mean all documents in Seller's possession relating to Seller's acquisition and ownership of any Policy and include, but are not limited to, (i) originals of all documentation and agreements executed or received in connection with Seller's initial acquisition of each Policy, including original medical records, medical releases, consent forms, insurance releases, the purchase or letter agreement, letter of mental competency of the insured under and of the original seller of such Policy, insurance questionnaire completed by the applicable insurance company or group administrator or employer, viator's statement, disclosure statement required under applicable law, and correspondence since original acquisition, (ii) resolution of legal authority of the corporate officer signing on behalf of Seller and (iii) original of policy or copy of handbook, if available.

     2. Section 1(c) of the Agreement is hereby amended in its entirety to read as follows:

     (c) On or before the date Seller prints the Proxy Statement (which is anticipated to be November 15, 1996), the Purchaser shall complete the assignment of ownership and change of beneficiary documents and return them to the Seller to be signed, held and delivered by Seller pursuant to paragraph 1(e) in respect of Policies with an aggregate face value of not less than 50% of the face value of Policies set forth in Exhibit A. On or before December 6, 1996, the Purchaser shall complete the assignment of ownership and change of beneficiary documents and return them to the Seller to be signed, held and delivered by Seller pursuant to paragraph 1(e) in respect of the remaining Policies set forth in Exhibit A. The Purchaser shall have the right at any time prior to the receipt of the Corporate Approval Documents (as herein defined) to substitute with the Seller revised change of beneficiary documents provided that the Escrow Agent simultaneously verifies that it is holding an amount not less than the agreed Purchase Price (as hereinafter defined) for all of the Policies.

     3. The first sentence of Section 1(e) is hereby amended to read as follows:

     Within two business days of receipt of corporate approval pursuant to paragraph 4(b) of this Agreement, the Seller shall deliver to the applicable insurance company or other party properly executed assignments of ownership and changes of beneficiaries necessary to cause such insurance companies or other applicable parties to designate Purchaser or its designee, except as set forth in Section 3 of this Agreement, (A) if an individual policy, (i) the owner or absolute assignee and (ii) the sole beneficiary under the Policy and (B) if a group policy, (i) the absolute assignee or (ii) the irrevocable beneficiary under the Policy.

     4.       Section 1(h) of the Agreement is hereby added to read as follows:

     (h) Notwithstanding any failure on the part of Purchaser to perform pursuant to the second sentence of paragraph 1(c), the Escrow Agent shall hold all moneys on deposit and disburse such moneys pursuant to this Agreement.

     5. The last sentence of Section 12 is hereby amended to read as follows:

              Seller understands that the Law Firm of Brinkley, McNerney, Morgan, Solomon
     & Tatum, LLP, Escrow Agent, is not rendering any legal advice to Seller and has no responsibility with regard to the transaction contemplated in this Agreement other than to comply with the terms of the provisions of paragraphs 1(d), 1(f), 1(g), 1(h), 11 and 12 of this Agreement.

6. The preamble preceding the signature of the Escrow Agent is hereby amended to read as follows:

              This Agreement is executed by Brinkley, McNerney, Morgan, Solomon & Tatum
     LLP solely as Escrow Agent and Escrow Agent has no responsibility with regard to the transaction contemplated in this Agreement other than to comply with the terms of the provisions of paragraphs 1(d), 1(f), 1(g), 1(h), 11 and 12 of this Agreement.

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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first written above.

ATTEST                                      PURCHASER
                                            MUTUAL BENEFITS CORP.



                                                By: /s/Les Steinger
-----------------------------                       ---------------------------
Typed or Printed Name                                  Les Steinger, President

ATTEST                                      SELLER
                                            MUTUAL BENEFITS CORP.



By:                                         By:/s/Alan B. Perper
   ---------------------------                 ---------------------------
   Typed or Printed Name                       Alan B. Perper, President


ATTEST                                      ESCROW AGENT
                                            BRINKLEY, MCNERNEY, MORGAN,
                                            SOLOMON & TATUM LLP




By:                                         By:/s/Michael J. McNerney
   ---------------------------                 ---------------------------
   Typed or Printed Name                       Michael J. McNerney